EXHIBIT 10.3

                               EXCHANGE AGREEMENT

                                                May 1, 2006

Stellar Technologies, Inc.
7935 Airport Pulling Road
Suite 210
Naples, FL 34109

Attention: Board of Directors

Gentlemen:

      1. The undersigned (the "Purchaser") is currently the sole record and beneficial owner of that certain Convertible Note of Stellar Technologies, Inc., a Colorado corporation (the "Company"), dated March 21, 2006 in the principal amount of $200,000 (the "Note"). As of the date hereof, the outstanding principal amount and all accrued and unpaid interest due under the Note is $202,222.22. The Purchaser desires to purchase 13,482 shares (the "Shares") of Series B Convertible Preferred Stock, $.001 par value per share, of the Company at a purchase price of $15.00 per Share and to pay the purchase price for the Shares by cancellation of all amounts due and owing to the Purchaser under the Note. As used herein, the term "Securities" shall mean the Shares and the shares of common stock, $.001 par value per share ("Common Stock"), of the Company issuable upon conversion of the Shares.

      2. The Purchaser hereby acknowledges, represents and warrants to the Company, and covenants and agrees with the Company, as set forth below.

      (a) Accredited Investor. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). If Purchaser is an entity, Purchaser was not formed for the specific purpose of acquiring the Securities, and, if it was, all of Purchaser's equity owners are "accredited investors" as defined above.

      (b) "U.S. Person". The Purchaser: (i) is executing and delivering this Agreement outside the United States, is not a "U.S. Person" as such term is defined in Rule 902 of Regulation S under the Securities Act, and is not acquiring the securities for the account or benefit of any "U.S. Person"; or
(ii) is a "U.S. Person" that is purchasing the Securities in a transaction that does not require registration under the Securities Act. A "U.S. Person" is defined in Rule 902 of Regulation S under the Securities Act as:

      (i) Any natural person resident in the United States;

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      (ii) Any partnership or corporation  organized or  incorporated  under the laws of the United States;

      (iii) Any estate of which any executor or administrator is a U.S. Person;

      (iv) Any trust of which any trustee is a U.S. Person;

      (v) Any agency or branch of a foreign entity located in the United States;

      (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

      (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or, if an individual, resident in the United States; and

      (viii) Any partnership or corporation if:

            (A) Organized or incorporated under the laws of any foreign jurisdiction; and

            (B) Formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) that are not natural persons, estates or trusts.

      (c) No Government Review. Purchaser understands that neither the United States Securities and Exchange Commission ("SEC") nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Securities or passed upon or endorsed the merits of this Agreement or the Shares, or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement or the Shares.

      (d) Investment Intent. The Securities are being acquired for the Purchaser's own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or third person with respect to any of the Securities.

      (e) Restrictions on Transfer. Purchaser understands that the Securities are "restricted securities" as such term is defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or registered or qualified under any state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of except in accordance with the provisions of Regulation S under the Securities Act, pursuant to registration under the Securities Act and registration or qualification

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under  applicable  state  securities  laws or the  availability  of an exemption therefrom. In any case where such an exemption is relied upon by Purchaser from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, Purchaser shall furnish the Company with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to the Company. Purchaser acknowledges that it is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

      (f) Restrictions on Registration. Purchaser understands and agrees that the Company is not permitted to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act and registration or qualification under applicable state securities laws, or pursuant to an available exemption therefrom. Purchaser further understands and agrees that hedging transactions, including but not limited to short sales, swaps or derivative securities transactions may not be conducted unless in compliance with the Securities Act.

      (g) Investment Experience. Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and Purchaser has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment. In making its decision to acquire the Securities, Purchaser has not relied upon any information other than information provided to Purchaser by the Company or its representatives and contained or referenced herein.

      (h) Access to Information. Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company, including, but not limited to, the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 2005 and the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, that it has deemed necessary in order to make an informed investment decision with respect to an investment in the Securities; that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to such investment.

      (i) Reliance on Representations. Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

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Purchaser  represents  and  warrants to the Company  that any  information  that
Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate, and further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Securities. Within five (5) days after receipt of a request from the Company, Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is subject.

      (j) No General Solicitation. Purchaser is unaware of, and in deciding to purchase the Securities is in no way relying upon, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the Offering.

      (k) Placement and Finder's Fees. No agent, broker, investment banker, finder, financial advisor or other person acting on behalf of Purchaser or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the purchase of the Securities, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understanding made by or on behalf of Purchaser.

      (l) Investment Risks. Purchaser understands that purchasing Securities will subject Purchaser to certain risks, including, but not limited to, those set forth under the caption "Risk Factors" and elsewhere in the Company's Annual Report on Form 10-KSB and other periodic reports filed with the SEC, as well as each of the following:

            (i) The offering price of the Securities offered hereby has been determined solely by the Company and does not necessarily bear any relationship to the value of the Company's assets, current or potential earnings of the Company, or any other recognized criteria used for measuring value, and therefore, there can be no assurance that the offering price of the Securities is representative of the actual value of the underlying Securities.

            (ii) The Company has experienced net losses in each fiscal quarter since its inception and expects to continue to incur significant net losses for the foreseeable future. While the Company is unable to predict accurately its future operating expenses, it currently expects these expenses to increase substantially as it implements its business plan.

            (iii) In order to fund its  future  operations,  attract  and retain employees, consultants and other service providers, and satisfy other obligations, the Company may be required to issue additional shares of Common Stock, securities exercisable or convertible into shares of Common Stock, or debt. Such securities may be issued for a purchase price consisting of cash, services or other consideration that may be materially different than the purchase price of the Units. The issuance of any such securities may result in substantial dilution to the relative ownership interests of the Company's existing shareholders and substantial reduction in net book value per share. Additional equity securities may have rights, preferences and privileges senior

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to those of the  holders of Common  Stock,  and any debt  financing  may involve restrictive covenants that may limit the Company's operating flexibility.

            (iv) An investment in the Securities may involve certain material legal, accounting and federal and state tax consequences. Purchaser should consult with its legal counsel, accountant and/or business adviser as to the legal, accounting, tax and related matters accompanying such an investment.

      (m) Exclusive Document. In making its decision to purchase the Securities hereunder, Purchaser has not relied on any representations, warranties or information other than those set forth in this Agreement which Purchaser has independently investigated and verified to its satisfaction and neither the Company nor any person acting on its behalf has made any representation or warranty regarding the Company or the Securities except as set forth herein.

      (n) Legends. The certificates and agreements evidencing the Securities shall have endorsed thereon the following legend (and appropriate notations thereof will be made in the Company's stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Securities:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION. HEDGING TRANSACTIONS, INCLUDING, BUT NOT LIMITED TO, SHORT SALES, SWAPS OR DERIVATIVE SECURITIES TRANSACTIONS, INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

      (o) Confidentiality. The Purchaser acknowledges that this Agreement and the information set forth herein may constitute material non-public information under United States securities laws, and that the United States securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling the securities of the Company, or from communicating such material non-public information to any

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person  under  circumstances  in which it is  reasonably  foreseeable  that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, the Purchaser agrees to not purchase or sell any securities of the Company, or communicate such material non-public information to any other person.

      3. The Purchaser shall be entitled to the rights and subject to the obligations set forth in Section 6 of that certain Securities Purchase Agreement dated on or about March __, 2006 by and between the Company and the Purchaser with respect to the Common Stock issuable upon conversion of the Shares.

      4. The Purchaser hereby delivers the Note to the Company in full payment of the purchase price for the Shares and does hereby fully and irrevocably remise, release and forever discharge the Company, of and from any and all obligations of any kind or nature under the Note including, but not limited to, repayment of any amounts due under the Note. The Purchaser represents, warrants and covenants that it has not sold, assigned, transferred, or otherwise conveyed to any other person or entity all or any portion the Note.

      5. This Agreement may be executed and delivered via facsimile, which shall be deemed to be an original.

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      IN  WITNESS  WHEREOF,  and  intending  to be  legally  bound  hereby,  the undersigned has executed this Agreement on this 1st day of May, 2006.

                  PURCHASER

                  MONTEX EXPLORATION, INC.


                  By: /s/ David Stevenson
                      -------------------

                  Name: David Stevenson
                        ---------------
                  Title (if applicable): President
                                         ---------

                  Number of Shares: 13,482
                                    ------

                  Amount Due Under Note: $202,222.22
                                         -----------